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                                  EXHIBIT 23.2
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                        Consent of Deloitte & Touche LLP

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                                                                   EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this registration statement of Westfield Financial, Inc. on Form S-8 of our report dated January 29, 2001 on the consolidated financial statements of Westfield Mutual Holding Company, appearing in the Registration Statement No. 333-68550 on Form S-1 of Westfield Financial Inc., dated August 28, 2001, as amended.


/s/ Deloitte & Touche LLP

Hartford, Connecticut
November 9, 2001